Supplement to the

Fidelity® Massachusetts AMT Tax-Free Money Market Fund

A Fund of Fidelity Massachusetts Municipal Trust

Institutional Class and Service Class

STATEMENT OF ADDITIONAL INFORMATION

March 31, 2008

The following information supplements similar information found in the "Management Contract" section beginning on page 43.

Sub-Adviser - FMR U.K. On behalf of the fund, FMR has entered into a sub-advisory agreement with FMR U.K. Pursuant to the sub-advisory agreement, FMR may receive from the sub-adviser investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-adviser investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the fund (discretionary services). FMR, and not the fund, pays the sub-adviser.

MAA/MASCB-08-01 July 11, 2008
1.872068.100

Supplement to the

Fidelity® Massachusetts Municipal Money Market Fund
Fidelity Massachusetts AMT Tax-Free Money Market Fund and
Fidelity Massachusetts Municipal Income Fund

Funds of Fidelity Massachusetts Municipal Trust

STATEMENT OF ADDITIONAL INFORMATION

March 31, 2008

The following information supplements similar information found in the "Management Contracts" section beginning on page 51.

Sub-Adviser - FMR U.K. On behalf of each fund, FMR has entered into a sub-advisory agreement with FMR U.K. Pursuant to the sub-advisory agreement, FMR may receive from the sub-adviser investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-adviser investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the funds (discretionary services). FMR, and not the funds, pays the sub-adviser.

MASB-08-01 July 11, 2008
1.475751.117